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CERTIFICATE OWNER                     CIGNA INDIVIDUAL INSURANCE  [LOGO]
VARIABLE LIFE INSURANCE APPLICATION   Connecticut General Life Insurance Company
PART 1                                Hartford, CT 06152-2249



                                    MAILING ADDRESS:  CIGNA INDIVIDUAL INSURANCE
                                                      VARIABLE PRODUCTS SERVICE
                                                      CENTER, S249
                                                      HARTFORD, CT   06152-2249
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
1. CERTIFICATE
   OWNER              Name
                           -----------------------------------------------------------------------------------------
                                First             Middle                 Last
   (FOR JOINT OR
   MULTIPLE OWNER-    Address
   SHIP, ENTER "1,"           --------------------------------------------------------------------------------------
   "2," ETC. ALONG-            Number       Street           City      State     Zip Code
   SIDE OWNERS'
   NAMES AND ALONG-   Date of      /     /     SS#
   SIDE CORRESPOND-    Birth   --------------     ----------------   Sex / / M  Telephone (   )
   ING RESPONSES TO            Mo.  Day   Yr.     (or Tax Iden. #)       / / F            --------------------------(HOME)
   EACH ITEM)                                                                             (   )
                                                                                          --------------------------(WORK)

                      Full Name of Trust (If applicable) ---------------------------------------    ----------------
(Also complete Address, Tax Iden. # and Telephone items above)                                      (Date of Trust)

                      Name(s) of Trustee(s) (If applicable)
                                                             -------------------------------------------------------

2. PROPOSED           (If Proposed Insured is same as Certificate Owner, skip to Age Nearest Birthday, Place of Birth, and
   INSURED            Occupation/Employment items)

   (MAY NOT BE A      Name
   CORPORATION OR A        -----------------------------------------------------------------------------------------
   TRUST; MUST BE A              First                           Middle                             Last
   NATURAL PERSON)    Address
                             ---------------------------------------------------------------------------------------
                                 Number           Street                        City          State         Zip Code

                      Date of       /    /        SS#                     Sex   / / M  Telephone (      )
                       Birth    -------------        ---------------            / / F            ---------------------(HOME)
                                                                                                 (      )
                                                                                                 ---------------------(WORK)


                      Age Nearest Birthday __________________    Place of Birth  ___________________________________
                                                                                             CITY, STATE

                      Regular Occupation:                                   How long so employed?
                                           --------------------                                  -------------------

                      Name of employer and nature of business:
                                                                -----------------------------------------------------

                      -----------------------------------------------------------------------------------------------


3.BENEFICIARY         ALL PRIMARY BENEFICIARIES SHALL SHARE EQUALLY UNLESS OTHERWISE INDICATED.  IF NO PRIMARY BENEFICIARY IS ALIVE
                      AT THE TIME DEATH BENEFITS ARE PAYABLE, BENEFITS WILL BE PAID IN EQUAL SHARES TO THE CONTINGENT BENEFICIARIES,
                      IF SURVIVING THE INSURED, UNLESS OTHERWISE SPECIFIED.

                        Primary Beneficiary(s) and relationship to              Contingent Beneficiary(s) and relationship to
                        Proposed Insured                                        Proposed Insured

                        ___________________________________                     ____________________________________
                        ___________________________________                     ____________________________________
                        ___________________________________                     ____________________________________


                     If Beneficiary or Certificate Owner is other than an individual, indicate whether:
                     Beneficiary is a   / / Corporation                 Certificate Owner is a  / / Corporation
                                        / / Partnership                                         / / Partnership

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4. PLAN                  Initial Specified Amount (Face Amount)  $ ______________
     INFORMATION

                         Death Benefit Option                         Waiver of Monthly Deduction Benefit
                         / / Option 1:  Specified Amount            / / Yes
                         / / Option 2:  Specified Amount Plus       / / No
                                        Accumulation Value
5. PREMIUM
   PAYMENT(S)            Initial Premium Payment       $ ____________      (MAKE CHECK PAYABLE TO "CGLIC")

   IF CERTICATE          Planned Periodic Payments     $ ____________      Payable   / / Annually        / / Quarterly
   IS FOR USE
   WITH A                (FILL-INS OPTIONAL)                                    / / Semi-Annually   / / PAC
   QUALIFIED                                                                    / / Other  ______________________
   PLAN, CHECK
   HERE:                 To whom shall premium notices be sent?  (MAY NOT CHECK MORE THAN 2)

   / /    QUALIFIED         / / Certificate Owner        / / Insured            / / Other _______________________


6. INITIAL               FIXED ACCOUNT       ________%
   PREMIUM
   PAYMENT
   ALLOCATION

   (Allocation to any    VARIABLE ACCOUNT - SUB-ACCOUNTS (FUNDS)
   one % line must be
   10% or more. Use      AIM                                             QUEST FOR VALUE
   whole percentages     ___% AIM V.I. Capital Appreciation Fund         ___% Quest Global Equity Portfolio
   only.  Grand Total    ___% AIM V.I. Diversified Income Fund           ___% Quest Managed Portfolio
   of all allocations    ___% AIM V.I. Growth Fund                       ___% Quest Small Cap Portfolio
   made in this section  ___% AIM V.I. Value Fund
   of the application
   must equal 100%)
                         FIDELITY INVESTMENTS                            TEMPLETON
   If DOLLAR
   COST AVERAG-          ___% Asset Manager Portfolio                    ___% Templeton Asset Allocation Fund
   ING is employed,      ___% Equity-Income Portfolio                    ___% Templeton International Fund
   an allocation must    ___% Investment Grade Bonds Portfolio           ___% Templeton Stock Fund
   be made to the
   Fixed Account and
   the % allocation
   must result in at     MASSACHUSETTS FINANCIAL SERVICES                OTHER (IF AVAILABLE FOR THESE PRODUCTS)
   least $12,000 to
   such account.         ___% MFS Total Return Series                    ___% ___________________________________
   Please complete       ___% MFS Utilities Series                       ___% ___________________________________
   Section 9.            ___% MFS World Governments Series

                         NOTE:  ALL PAYMENTS AND VALUES PROVIDED BY THE LIFE INSURANCE CERTIFICATE WHEN BASED ON THE INVESTMENT
                         EXPERIENCE OF THE VARIABLE ACCOUNT ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.  THE DURATION
                         OF COVERAGE IS VARIABLE AND MAY INCREASE OR DECREASE WHEN BASED UPON THE INVESTMENT EXPERIENCE OF THE
                         VARIABLE ACCOUNT.


7. REPLACEMENT           Will you discontinue, stop paying premiums or initiate a reduction in face amount/cash value on any Life
                         Insurance if this insurance is issued?  / / Yes   / / No

                         IF "YES," GIVE FULL DETAILS BELOW.  FORWARD PROPER REPLACEMENT FORMS, IF REQUIRED.

                              Company                            Policy Number                           Amount

                          ________________________          _________________________           _____________________
                          ________________________          _________________________           _____________________

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8. DOLLAR COST
   AVERAGING

   (FOLLOW INSTRUCTIONS   SELECT ONE TRANSFER OPTION ($1,000 MINIMUM PER TRANSFER):
   IN SECTION 6 BEFORE      / /    $_____________ monthly     / / $_____________ quarterly
   COMPLETING THIS
   SECTION)               Each amount transferred is to be applied to the following Fund(s) in these percentages (USE WHOLE
                          PERCENTAGES ONLY.  TOTAL MUST EQUAL 100%).

                          AIM                                                      QUEST FOR VALUE
                          ___% AIM V.I. Capital Appreciation Fund                  ___% Quest Global Equity Portfolio
                          ___% AIM V.I. Diversified Income Fund                    ___% Quest Managed Portfolio
                          ___% AIM V.I. Growth Fund                                ___% Quest Small Cap Portfolio
                          ___% AIM V.I. Value Fund

                          FIDELITY INVESTMENTS                                     TEMPLETON
                          ___% Asset Manager Portfolio                             ___% Templeton Asset Allocation Fund
                          ___% Equity-Income Portfolio                             ___% Templeton International Fund
                          ___% Investment Grade Bonds Portfolio                    ___% Templeton Stock Fund

                          MASSACHUSETTS FINANCIAL SERVICES                         OTHER (IF AVAILABLE FOR THESE PRODUCTS)
                          ___% MFS Total Return Series                             ___% ________________________________
                          ___% MFS Utilities Series                                ___% ________________________________
                          ___% MFS World Governments Series

                         I(We) understand that these transfers will be made on the 20th day of the month (or the next business day)
                         and will continue for the period specified or until the value of the Fund noted above with respect to the certificate is exhausted or I(we) terminate the program, whichever occurs earlier.  I(We) also understand that I(we) may add to such Fund at any time to continue this program or may change the periodic amounts.


 9.UNDERWRITING
   INFORMATION

   (IN THIS SECTION,     a.   Do you contemplate flying, or have you flown during the past 2 years as a pilot, student pilot or crew
   "YOU" REFERS TO THE        member?                                                                 / / Yes   / / No
   PROPOSED INSURED           IF YES, AN AVIATION SUPPLEMENT IS REQUIRED.
   AND RESPONSES ARE TO
   BE PROVIDED BY THE    b.   Do you plan to participate or have you participated within the past 2 years in motor vehicle or boat
   PROPOSED INSURED)          racing, hang gliding or sky, skin, or scuba diving or similar sports?   / / Yes   / / No
                              IF YES, COMPLETE AVOCATION QUESTIONNAIRE.
                         c.   Do you contemplate residence or travel outside of the United States or Canada for more than 30 days
                              within the next year?                                                   / / Yes   / / No
                              IF YES, COMPLETE FOREIGN TRAVEL OR RESIDENCE QUESTIONNAIRE.
                         d.   Have you ever been convicted of a felony?                               / / Yes   / / No
                              Have you within the last 3 years had convictions for motor vehicle violations, or had your license
                              suspended, revoked or restricted?                                       / / Yes   / / No
                              IF YES, PROVIDE DETAILS BELOW.
                         e.     Have you within the last 12 months used tobacco in any form?          / / Yes   / / No
                                IF YES, DESCRIBE BELOW, THE FREQUENCY, QUANTITY AND KIND OF TOBACCO USED.
                         f.     Have you ever applied for any Life or Health Insurance which resulted in your being turned down,
                                asked to pay extra premium or issued a reduced face amount?           / / Yes   / / No
                                IF YES, PROVIDE DETAILS BELOW.
                         g.   Are you negotiating or have you within the past 6 months negotiated for Life
                              Insurance?                                                              / / Yes   / / No
                              IF YES, INDICATE BELOW, THE COMPANY, AMOUNT, PLAN AND PURPOSE.

                         h.   What is the total amount of Life Insurance (Personal and Business) presently in force on your life
                              EXCLUDING ANY POLICIES BEING REPLACED?  The amount shown for each policy should also include coverage
                              under any term riders, but Group or Health Insurance policies should not be included.   List each
                              policy separately.  IF NONE, SO STATE.

                              Company                 When Issued            Amount               AI Amount

                             __________________   ___________________    ________________    __________________

                             __________________   ___________________    ________________    __________________

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10.    ADDITIONAL
       INFORMATION/
       INSTRUCTIONS


11.    HOME OFFICE    Changes or corrections made by the Company are ratified by the Certificate Owner upon acceptance of a life
       CHANGES OR     insurance certificate containing this Application with the changes or corrections noted below. In those
       CORRECTIONS    where written consent is required by statute or State Insurance Department regulation, amendments as to plan, amount, age at issue, classification, or benefits will be made only with Certificate Owner's written consent.


12. CERTIFICATIONS    I (We) have read the above questions and answers and declare that they are complete and true to the best of my
                      (our) knowledge and belief.  I (We) agree, a) that this Application Part I (and Part II, or Part IIA, if required) shall form a part of any certificate issued, and b) that no Agent/Representative of the Company shall have the authority to waive a complete answer to any question in this Application, transfer insurability, make or alter any certificate, or waive any of the Company's other rights or requirements. I
                      (We) further agree that no insurance shall take effect unless and until the certificate has been delivered to and accepted by me (us) and the initial premium paid during the lifetime of the Proposed Insured, and while the Proposed Insured is in the state of health and insurability represented in this Application.

                      I (We) acknowledge receipt of a current prospectus.  Please check here  / /  if you wish to receive a copy of the Statement of Additional Information which supplements the information in the prospectus.  Under penalties of perjury, I (the Certificate Owner) certify that the above Social Security and Taxpayer Identification numbers are correct and that I am of legal age to enter into this agreement.

                      Illustrations of benefits, including death benefits, certificate values and cash surrender values are available upon request.

13.    SIGNATURES     Signed at  ________________________________________________________                 On _____/_____/_____
                                                                      CITY / STATE                            MO.   DAY  YEAR

                      ___________________________________________________________________________________
                                                    SIGNATURE OF PROPOSED INSURED

                      ___________________________________________________________________________________
                                              SIGNATURE(S) OF CERTIFICATE OWNER(S) IF OTHER THAN PROPOSED INSURED

                      ___________________________________________________________________________________
                                                              SIGNATURE OF WITNESS

14.  CERTIFICATION/    The Registered Representative hereby certifies that the certificate / / IS  / / IS NOT  intended to replace
     REPORT BY         or change any existing annuity or life insurance.
     REGISTERED
     REPRESENTA-       Print Name   ______________________________      Signature       ________________________________
     TIVE/             SS#          ______________________________      Telephone       ________________________________
     WITNESS           Rep.Code Percentage ___________/___________%     Field Office Code  _____________________________

                       Print Name  ________________________________     Signature       ________________________________
                       SS#         ________________________________     Telephone       ________________________________
                       Rep.Code Percentage ___________/___________%     Field Office Code     __________________________

15.  BROKER/          Print Name   ________________________________     Telephone        _______________________________
     DEALER           Address      ________________________________     Broker Code      _______________________________
    INFORMATION                    ________________________________     Field Office Code     __________________________

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B10295                                                                 (PAGE 4)

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POLICYOWNER VARIABLE LIFE INSURANCE APPLICATION

                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                                 A CIGNA Company

                                                                      No. 000001
--------------------------------------------------------------------------------
1a.  Name of  Policyowner          b.   Policyowner Tax Iden. #

                                        ___ ___ - ___ ___ - ___ ___ ___ ___ ___

--------------------------------------------------------------------------------
  c. Address (No., Street, City, State & Zip Code) of Policyowner



--------------------------------------------------------------------------------
ADDITIONAL INSTRUCTIONS             HOME OFFICE CHANGES OR CORRECTIONS




--------------------------------------------------------------------------------
The Policyowner hereby applies to Connecticut General Life Insurance company for a Flexible Premium Group Variable Life Insurance Policy. Under penalties of perjury, I (as an officer of the Policyowner) hereby certify that the above Taxpayer Identification number is correct.
--------------------------------------------------------------------------------
Dated at (City & State)

                                                       On  ___ / ___ / ___
                                                           Mo.   Day   Year
--------------------------------------------------------------------------------
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
Registered Representative/Witness                     Signature and Title of Officer of Policyowner

a.   Print Name:                                      a.    Print Name:
                 -----------------------------                          -----------------------------

b.   Signature:                                       b.    Signature:
                 -----------------------------                          -----------------------------

c.   SS#:                                             c.    Title:
                ------------------------------                          -----------------------------

d.   Telephone:
                ------------------------------

e.   Rep Code:
                ------------------------------

f.   Field Office Code:
                         ---------------------
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B10296